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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): June 20, 2008


                            INGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

            Georgia                  000-28704               88-0429044
            -------                 -----------              ----------
(State or other jurisdiction of     (Commission           (I.R.S. Employer
 incorporation or organization)     File Number)        Identification Number)

35193 Avenue "A", Suite-C, Yucaipa, California                 92399
----------------------------------------------                 -----
  (Address of principal executive offices)                  (Zip Code)

                                (800) 259-9622
                                --------------
             (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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3.02 Unregistered Sales of Equity Securities

Ingen Technologies, Inc., a Georgia corporation, (the "Issuer") entered into a Securities Purchase Agreement dated June 16, 2008 with three investors. Under the Securities Purchase Agreement, the investors agreed to purchase up to $500,000 in Secured Callable Convertible Notes (the "Notes") and Common Stock Purchase Warrants covering 20,000,000 shares of the Issuer's common stock. The initial closing occurred on June 20, 2008 and the Issuer received gross proceeds of $100,000 and delivered to the Investors $100,000 face value Notes and Common Stock Purchase Warrants covering 20,000,000 shares of the Issuer's common stock. Future closings for gross proceeds of $100,000 each are scheduled to occur at the end of July, August, September, and October 2008. Copies of the transaction documents are included as Exhibits.

9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT
  NO.             DESCRIPTION
-------           ------------
10.1      Securities Purchase Agreement dated June 16, 2008
10.2      Registration Rights Agreement dated June 16, 2008
10.3      Security Agreement dated June 16, 2008
10.4      Intellectual Property Security Agreement dated June 16, 2008
10.5      Callable Secured Convertible Note to AJW Partners, LLC
10.6      Callable Secured Convertible Note to AJW Master Fund, Ltd.
10.7      Callable Secured Convertible Note to New Millennium Capital Partners
          II, LLC
10.8      Common Stock Purchase Warrant to AJW Partners, LLC
10.9      Common Stock Purchase Warrant to AJW Master Fund, Ltd.
10.10     Common Stock Purchase Warrant to New Millennium Capital Partners II,
          LLC

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  July 18, 2008                INGEN TECHNOLOGIES, INC.


                                    By: /s/ Scott R. Sand
                                        -------------------------------------
                                        Scott R. Sand,
                                        Chief Executive Officer

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INDEX TO EXHIBIT


EXHIBIT
  NO.             DESCRIPTION
-------           ------------
10.1      Securities Purchase Agreement dated June 16, 2008
10.2      Registration Rights Agreement dated June 16, 2008
10.3      Security Agreement dated June 16, 2008
10.4      Intellectual Property Security Agreement dated June 16, 2008
10.5      Callable Secured Convertible Note to AJW Partners, LLC
10.6      Callable Secured Convertible Note to AJW Master Fund, Ltd.
10.7      Callable Secured Convertible Note to New Millennium Capital Partners
          II, LLC
10.8      Common Stock Purchase Warrant to AJW Partners, LLC
10.9      Common Stock Purchase Warrant to AJW Master Fund, Ltd.
10.10     Common Stock Purchase Warrant to New Millennium Capital Partners II,
          LLC